UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):January 12, 2015
SMARTPROS LTD.
(Exact name of Registrant as specified in its charter)

Delaware	001-32300	13-4100476
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12 Skyline Drive
Hawthorne, New York	10532
(Address Of Principal Executive Office)	(Zip Code)

Registrant's telephone number, including area code (914) 345-2620
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01: Completion of Acquisition or Disposition of Assets.
On January 12, 2015, SmartPros Ltd.'s wholly-owned subsidiary, Skye Multimedia Ltd. (Skye), sold substantially all of its assets to an entity controlled by Skye's president, Seth Oberman.
The assets sold include all of Skye's furniture, fixtures and equipment, intellectual property, customer, contractor and supplier lists, the associated goodwill and its 50% ownership interest in iReflect LLC. The assets were sold for an initial payment of $8,708. In addition, Skye is entitled to receive 50% of the purchaser's Earnings Before Interest and Taxes (EBIT) up to $500,000 over the three-year period commencing January 1, 2015 and ending December 31, 2017. The purchase price was determined in an arms-length negotiation.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated January 13, 2015.*
_______________
*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

SmartPros Ltd.

Dated: January 13, 2015	By:	/s/ Allen S. Greene
Allen S. Greene,
Chief Executive Officer